February 1, 2008
Dreyfus Stock Index Fund, Inc.

Supplement to Prospectus dated May 1, 2007

The following information supplements and supersedes any contrary information contained in the fund’s Prospectus.

Mellon Equity Associates, LLP located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, has recently completed a merger into Mellon Capital Management Corporation (“Mellon Capital”) located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is now the index manager to the fund. Thomas Durante remains as the fund’s primary portfolio manager.